FORM CD-451 U.S. DEPARTMENT OF COMMERCE (REV. 12-14) AMENDMENT TO FINANCIAL ASSISTANCE AWARD			GRANT X COOPERATIVE AGREEMENT
AWARD NUMBER NCR-92-18742
CFDA NO. AND NAME 11.- National Telecommunications and Information Administration
PROJECT TITLE
RECIPIENT NAME VeriSign, Inc.			AMENDMENT NUMBER 35
STREET ADDRESS 12061 Bluemont Way			EFFECTIVE DATE October 26, 2018
CITY, STATE ZIP Reston, Virginia 20190-5684			EXTEND PERIOD OF PERFORMANCE TO (IF APPLICABLE) November 30, 2024
COSTS ARE REVISED AS FOLLOWS:	PREVIOUS ESTIMATED COST	ADD	DEDUCT	TOTAL ESTIMATED COST
FEDERAL SHARE OF COST	$0.00	$0.00	$0.00	$0.00
RECIPIENT SHARE OF COST	$0.00	$0.00	$0.00	$0.00
TOTAL ESTIMATED COST	$0.00	$0.00	$0.00	$0.00
REASON(S) FOR AMENDMENT
The Department and Verisign have mutually agreed to certain modifications to the Cooperative Agreement as set forth in the Special Award Condition. Except as modified by this Amendment, the terms and conditions of the Cooperative Agreement, as previously amended, remain unchanged.

This Amendment Document (Form CD-451) signed by the Grants Officer constitutes an Amendment of the above- referenced Award, which may include an obligation of Federal funding. By signing this Form CD-451, the Recipient agrees to comply with the Amendment provisions checked below and attached, as well as previous provisions incorporated into the Award. If not signed and returned without modification by the Recipient within 30 days of receipt, the Grants Officer may unilaterally withdraw this Amendment offer and de-obligate any associated funds.

X SPECIAL AWARD CONDITIONS
LINE ITEM BUDGET
OTHER(S)

SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER /s/ Scott McNichol				DATE 10/26/2018
TYPED NAME, TYPED TITLE, AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL /s/ D. James Bidzos D. James Bidzos, CEO				DATE 10/26/2018

Award Number: NCR 92-18742
Federal Program Officer: Vernita Harris
Employee Identification Number: 943221585
Dun & Bradstreet No.:    883894040

Award ACCS Information

Award Contact Information

Contact Name	Contact Type	Email	Phone
Thomas C. Idelicarto	Administrative	tindelicarto@verisign.com

NIST Grants Officer:	NIST Grants Specialist:
Dean Iwasaki	Nuria Martinez
100 Bureau Drive, MS 1650	100 Bureau Drive, MS 1650
Gaithersburg, MD 20899-1650	Gaithersburg, MD 20899-1650
(301) 975-8449	(301) 975-6215

Special Award Conditions NCR-92-18742
Amendment Thirty-Five (35)

WHEREAS, pursuant to Amendment 34, the Department has reviewed whether to extend the term of the Cooperative Agreement and has determined that it is in the public interest to extend the Cooperative Agreement on the terms set forth herein;
WHEREAS, the parties agree that Verisign shall continue to operate the .com registry in a content neutral manner and will participate in ICANN processes that promote the development of content neutral policies for the operation of the Domain Name System (DNS);
WHEREAS, the Department finds that ccTLDs, new gTLDs, and the use of social media have created a more dynamic DNS marketplace;
WHEREAS, given the more dynamic DNS marketplace, the Department has determined that it is appropriate to amend the Cooperative Agreement to provide pricing flexibility for the registration and renewal of domain names in the .com registry;
WHEREAS, the parties have agreed to clarify that it was, and remains, the intention of the parties that the vertical integration restriction on Verisign’s ability to own a registrar apply only to the .com registry and not to the other services offered by Verisign;
WHEREAS, the Department has reviewed the regulatory oversight necessary to ensure the security, stability and resiliency of the .com registry and to ensure that .com domain name registrations are offered at reasonable prices, terms and conditions;
WHEREAS, given this regulatory review, the Department has determined it is appropriate to remove certain unnecessary and burdensome regulations while still maintaining sufficient oversight by retaining the Department’s approval authority for changes to the .com Registry Agreement for the following critical terms of the .com Registry Agreement: pricing; vertical integration; renewal or termination; functional and performance specifications; and the Whois Service;
THEREFORE, Verisign and the Department agree as follows:

1.
Content Neutral Operations. The parties agree that Verisign will operate the .com registry in a content neutral manner and that Verisign will participate in ICANN processes that promote the development of content neutral policies for the operation of the DNS.

2.
Pricing Flexibility. In recognition that ccTLDs, new gTLDs, and the use of social media have created a more dynamic DNS marketplace, the parties agree that the yearly price for the registration and renewal of domain names in the .com registry may be changed in accordance with the following:

a.
Without further approval by the Department, at any time following the Effective Date of this Amendment 35, Verisign and ICANN may agree to amend Section 7.3(d)(i) (Maximum Price) of the .com Registry Agreement to permit Verisign in each of the last four years of every six year period, beginning two years from the Effective Date of this Amendment 35 (i.e., on or after the anniversary of the Effective Date of this Amendment 35 in 2020- 2023, 2026-2029, and so on) to increase the Maximum Price charged by Verisign for each yearly registration or renewal of a .com domain name up to seven percent over the highest Maximum Price charged in the previous calendar year.

b.	Section 2 of Amendment 32 which implemented the prior pricing restrictions is hereby deleted.

3.
Vertical Integration. The parties hereby clarify that the restrictions on Verisign’s ownership of any ICANN-accredited registrar(s) were, and remain, intended to apply solely to the .com registry and therefore Verisign and ICANN may agree to amend the .com Registry Agreement to clarify its terms in accordance with the following:

a.
Without further approval by the Department, at any time following the Effective Date of this Amendment 35, Verisign and ICANN may amend Section 7.1(c) (Restrictions on Acquisition of Ownership or Controlling Interest in Registrar) of the .com Registry Agreement to provide that the ownership restriction therein relates solely to the .com TLD and does not prevent Verisign from owning a registrar except as to .com.

4.
Continued Department Oversight. The Department has determined it is appropriate to remove certain unnecessary and burdensome regulations while still maintaining sufficient oversight by retaining the Department’s approval authority for certain changes to the .com Registry Agreement in accordance with the following:

a.
Department approval was previously required for changes to certain terms of the .com Registry Agreement defined as “Designated Terms” under Section 1.B.2.A(ii) of Amendment 19, as amended by Section 2 of Amendment 30 which is hereby deleted in its entirety, as well as, all references to “Designated Terms” in Amendment 30.

b.	The parties agree that the following terms are the sole terms in the .com Registry Agreement that require the prior written approval of the Department:

i.
Removal of the Maximum Price restriction under Section 7.3(d)(i) (Maximum Price) of the .com Registry Agreement, which by way of clarification will continue to be subject to Section 3(a) of Amendment 32 setting forth the standard and process for removal;

ii.	Any change to Section 7.3(d) of the .com Registry Agreement which sets forth the Maximum Price restrictions (other than as agreed as set forth in Section 2 (Pricing Flexibility) in this Amendment 35);

iii.
Any change to Section 7.1(b) (Registry Operator Shall Not Act as Own Registrar) and 7.1(c) (Restrictions on Acquisition of Ownership or Controlling Interest in Registrar) of the .com Registry Agreement, which set forth the vertical integration restrictions on Verisign owning or acting as a registrar, respectively (other than as agreed as set forth in Section 3 of this Amendment 35);

iv.	Any changes to the security, stability and resiliency posture of the
.com TLD as reflected in the functional and performance specifications under Section 3.1(d)(ii) or Appendix 7 (Functional and Performance Specifications) of the .com Registry Agreement;

v.	Any change to the conditions for renewal or termination under Sections 4.2 (Renewal), 4.3 (Failure to Perform in Good Faith) or 6.1 (Termination by ICANN) of the .com Registry Agreement;

vi.	Any changes to the Whois Service under Sections 3.1(c)(v) (Whois Service) or Appendix 5 (Whois Specification), except as such changes are mandated by ICANN through Temporary or Consensus Policies.

c.	The Department’s approval of any amendment to the .com Registry Agreement, or the renewal, extension, continuation or substitution of the
.com Registry Agreement, shall not be required unless Verisign seeks to change a term identified in Section 4(b)(i)-(vi) of this Amendment 35, except as already approved under Sections 2 and 3 of this Amendment 35.

d.	Upon application by Verisign for approval of such change or changes identified in Section 4(b) of this Amendment 35, the Department shall consult with Verisign in any evaluation of its application. The Department shall issue a written decision explaining its reasons for granting or denying, in whole or in part, such application within ninety (90) days after submission of its application, or within 90 days after receipt of any additional materials requested by the Department to evaluate the application, whichever date is later. If the Department determines that additional time is needed to complete its review, then the parties shall agree to an extension of time for six months or such other reasonable time as the Department and Verisign may agree. After receiving any written notice of failure to approve, Verisign shall be entitled to confer with the Department. After conferring with the Department, Verisign may propose for the Department’s approval one or more new or revised proposals. The Department’s review of an initial application or new or revised proposals shall: (x) for applications to change pursuant to Section 4(b)(i) above, be in accordance with the standard set forth in Amendment 32, Section 3(a); (y) for applications to make any other changes as set forth in Sections 4(b)(ii)-(vi) above, be made by determining whether such change or changes are reasonably necessary to promote the public interest in consideration with the business necessity of the requested change. Any review and approval by the Department of any request under this Section shall not be unreasonably withheld. The Department’s pending approval for any change to the .com Registry Agreement under Section 4 of this Amendment 35 shall not prevent Verisign and ICANN from entering into an amendment to the .com Registry Agreement, for its renewal, extension, continuation or substitution, without such change.

5.	Miscellaneous. The following provisions are intended to ensure that the parties’ intent in this Amendment 35 is reflected consistently throughout the Cooperative Agreement.

a.
As the parties have agreed to the standard of review for any proposed changes to the .com Registry Agreement requiring the Department’s approval in Sections 4(b)(i) and 4(d) of this Amendment 35, the parties hereby delete the last sentence of Section I.B.2.A(iii) of Amendment 19, as amended by Section 2 of Amendment 30 that set forth the conflicting standard of approval being in the Department’s sole discretion.

b.	As the parties have agreed to the timeframe for review of any proposed changes to the .com Registry Agreement in Section 4(b) of this Amendment

35, the parties hereby delete Section 3(b) of Amendment 32, which set forth the timeframes for evaluation of an application to remove pricing restrictions.

c.
As the parties have identified the sole terms in the .com Registry Agreement that require the Department’s prior written approval, the parties hereby revise Section 1.B.2.A(iv) of Amendment 19, as amended by Section 2 of Amendment 30, to apply solely to those terms identified in Section 4(b) of this Amendment 35.

d.
As the parties have addressed the renewal of the .com Registry Agreement and because the Department’s recognition of ICANN is no longer relevant, Section 1.B.9(ii) and (iii) of Amendment 19, as amended by Section 3 of Amendment 30, are hereby deleted.

6.	Expiration Date.

a.	Section 1.B.10 of Amendment 19, Expiration Date, as amended by Section 4 of Amendment 32 is amended as follows:

“The current term of the Cooperative Agreement shall continue through November 30, 2024, and shall automatically renew for six-year terms, unless the Department provides Verisign with written notice of non-renewal within one hundred twenty days (120) prior to the end of the then current term (“Expiration Date”). Notwithstanding anything in the Cooperative Agreement to the contrary, the Department and Verisign agree that: (i) upon expiration or termination of the Cooperative Agreement, neither party shall have any further obligation to the other and nothing shall prevent Verisign from operating the .com TLD pursuant to an agreement with ICANN or its successor; and (ii) neither party may amend the Cooperative Agreement without the mutual written agreement of the other.”

b.	Section 2 of Amendment 34 is hereby deleted.

7.	Antitrust Immunity. The Department’s approval of this Amendment 35 is not intended to confer federal antitrust immunity on Verisign with respect to the .com Registry Agreement.

8.	No Other Amendment. Except as modified by this Amendment 35, the terms and conditions of this Cooperative Agreement, as previously amended, remain unchanged.